Exhibit j(1)(ii)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in this Registration Statement on Form N-1A of Pilgrim GNMA Income Fund, Inc. (File No. 2-48906).


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
April 24, 2001